EXHIBIT 1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Richard J. Orlando, state and attest that:

1. I am the President and Chief Executive Officer of Saztec International, Inc. (the "issuer").

2. Accompanying this certification is the issuer's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002, an annual report (the "annual report") filed by the issuer with the Securities and Exchange Commission pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that

            (a) the annual report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

            (b) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

Date: October 10, 2002


                                         /s/ Richard J. Orlando
                                         ----------------------
                                         Richard J. Orlando
                                         President and Chief Executive Officer